SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) November 8, 1996



                             RED HOT CONCEPTS, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                      33-86166                  52-1887105
(State of Organization)       (Commission File No.)         (IRS Employer
                                                       Identification Number)



                       6701 Democracy Boulevard, Suite 300
                               Bethesda, MD 20817
                    (Address of principal executive offices)


                                 (301) 493-4553
              (Registrant's telephone number, including area code)



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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     On November 8, 1996 the Company sold 1,000,000 shares of Common Stock to retail customers, including but not limited to, corporations, partnerships, investment companies and similar entities, pursuant to Regulation S. The total consideration received for such shares was $500,000. No underwriter or placement agent was used.

                                   SIGNATURES



     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Red Hot Concepts, Inc.



                                             By:/s/ Norman J. Abdallah
                                             ----------------------------------
                                                Norman J. Abdallah
                                                President

                                             Date: November 20, 1996